EXHIBIT  4.1  -  SPECIMEN  SHARE  CERTIFICATE
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}{                                                                   }{
}{                   Barola  Oil  &  Gas  Co.  Inc.                  }{
}{                                                                   }{
}{    INCORPORATED  UNDER  THE  LAWS  OF  THE  STATE  OF  NEVADA     }{
)( 100,000,000 SHARES COMMON STOCK  AUTHORIZED,  $0.001  PAR  VALUE  }{
}{                                                                   }{
}{               NUMBER                                     SHARES   }{
}{  This         ------                                     ------   }{
}{  certifies                                                        }{
}{  that                                                             }{
}{                                                                   }{
}{                                                                   }{
}{  is  the  owner  of                                               }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{ FULLY  PAID  AND  NON-ASSESSABLE  SHARES  OF COMMON  STOCK  OF    }{
}{                                                                   }{
}{                   Barola  Oil  &  Gas  Co.  Inc.                  }{
}{                                                                   }{
}{ transferable  on  the  books  of  the  corporation  in  person  or)(
)( by  duly  authorized  attorney  upon  surrender  of  this         )(
)( certificate properly  endorsed.  This certificate and the shares  )(
)( represented hereby are  subject to the laws of the State of       )(
)( Nevada, and to theCertificate of Incorporation and Bylaws of the)( )( Corporation as now or hereafter amended. This certificate is )(
)( not valid unless countersigned  by the Transfer Agent.            )(
)(                                                                   )(
)( WITNESS  the  facsimile  seal  of  the  Corporation  and  the     )(
)( signature  of  its  duly  authorized  officers                    )(
}{                                                                   )(
}{                                                                   }{
}{  DATED                                                            )(
)(                                                                   }{
}{ The shares of stock represented by this certificate have )( )( not been registered under the Securities Act of 1933, as )(
)( amended and  may  not  be  sold  or  otherwise   transferred      )(
)( unless compliance with the registration provisions of such )( )( Act has been made or unless availability of an exemption )( )( from such registration provisions has been established, or )(
)( unless  sold  pursuant  to rule 144 under the Securities Act of   )(
)( 1933.                                                             )(
}{                                                                   )(
}{                                                                   }{
}{                                                                   }{
}{        /s/  Henry  Starek                                         }{
}{             PRESIDENT/        (SEAL)                              }{
}{             SECRETARY                                             }{
}{                                                                   }{
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